Supplement to the
Fidelity®
Discovery Fund
August 29, 2006
Prospectus

At its September meeting, the Board of Trustees approved a new management contract for Fidelity Discovery Fund. Subject to shareholder approval, the new management contract will change the fund's performance adjustment index from the Standard & Poor's 500SM  Index to the Russell 3000® Growth Index and allow the Board of Trustees to designate an alternative performance adjustment index in the future, without a shareholder vote, when permitted by applicable law. It is expected that shareholders of record on November 20, 2006 will be asked to vote on the new management contract at a shareholder meeting on January 17, 2007.

More detailed information will be contained in the proxy statement, which is expected to be available after November 20, 2006. To request a free copy of the proxy statement, please contact Fidelity at 1-800-544-3198 after November 20, 2006.

CII-06-01 October 1, 2006
1.482432.113